SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Agreement") is made and entered into effective as of August 30, 2000 by and between the Wilmington Trust Company and George Jeff Mennen, co-trustees u/a dated November 25, 1970 with, George S. Mennen FBO John Henry Mennen or its assigns (the "Secured Party"), and Global Technovations, Inc., a Delaware corporation (the "Debtor").

         WHEREAS, the Secured Party has extended certain credit to the Debtor, which is to be repaid with interest in accordance with the terms of a Senior Secured Promissory Note of even date herewith executed by the Debtor in favor of the Secured Party and in the original principal amount of Five Million ($5,000,000) (the "Note");

         WHEREAS, in order to induce the Secured Party to extend the credit to the Debtor referred to above, and to secure the payment of the Note, the Debtor enters into this Agreement providing for, among other things, a security interest in favor of the Secured Party in the Collateral (as such term is defined below);

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:

         Section 1. Grant of Security Interest. As security for the payment of the indebtedness of the Debtor to the Secured Party evidenced by the Note and for the payment and/or performance of all other obligations of the Debtor under the Note (collectively, the "Obligations"), the Debtor hereby grants, pledges and assigns to the Secured Party, and creates in favor of the Secured Party, a first security interest subordinate only to statutory liens in all of the Debtor's right, title and interest in and to the Collateral.

         Section 2. References to the Debtor and Definitions. All capitalized terms not otherwise defined herein shall have the meanings set forth below:

         "Collateral" shall mean all of the Debtor's right, title and interest in and to all accounts, contract rights, goods, inventory, general intangibles, equipment and personal property of every kind and nature whatsoever, whether tangible or intangible, now or hereafter acquired (including replacements, substitutions, and proceeds and products thereof) now or hereafter (1) located at, (2) utilized in connection with or (3) arising from the ownership and operation of the Debtor's business and including, without limitation, all such items listed on Exhibit A attached hereto, but excluding the capital stock and assets of Onkyo Acquisition Corporation or Onkyo America, Inc. including their current and future subsidiaries.

         "Event of Default" or "Default" shall include the occurrence of any of the following if not cured or abated within applicable grace or cure periods:

(a)  default under the Note;

(b) to the best of the Debtor's knowledge, any representation, warranty, or statement made or furnished to the Secured Party by or on behalf of the Debtor in connection with this Agreement shall be untrue or misleading in any material respect as of the date when made or furnished, or any covenant of the Debtor under this Agreement shall be breached; or

(c) the dissolution or termination of existence of the Debtor except where caused by rule on annual or similar report with the Secretary of State or similar authority where the Debtor is domiciled; or the insolvency or business failure of the Debtor, or the admission by the Debtor in writing of any inability to pay the Debtor's debts as they become due; or the appointment of a receiver or trustee for all or any part of the property of the Debtor unless vacated within 10 days, or an assignment by the Debtor of all or a substantial portion of its assets for the benefit of the Debtor's creditors; or the commencement of any proceeding under any insolvency laws against the Debtor if such proceeding is not dismissed within a period of 30 days after commencement.

         "Uniform Commercial Code" and "applicable Uniform Commercial Code," shall mean the Florida Uniform Commercial Code, except in the case of remedies of the Secured Party, in which case it shall include the Uniform Commercial Code under which such remedies arise or which governs the exercise of such remedies.

         Section 3. Representations, Warranties and Covenants of the Debtor. The Debtor represents, warrants and covenants that:

(a) The Debtor's Title. The Debtor is, as to all of the Collateral, the owner of the Collateral, which is free from any lien, security interest, or encumbrance, except for immaterial statutory liens, and the Debtor shall defend the Collateral and proceeds and products thereof against any and all claims and demands adverse to the interests of the Secured Party.
(b) Filing of Financing Statements and Preservation of Perfected Security Interests. The Debtor hereby authorizes the Secured Party, to file in such office or offices as the Secured Party deems necessary or desirable such financing and continuation statements and amendments thereof or supplements thereto, and such other documents as the Secured Party may from time to time require to perfect, preserve and protect the security interest granted herein. The Debtor shall immediately notify the Secured Party in writing of any change of address from that shown in this Agreement and shall also, upon demand, furnish to the Secured Party such further information and shall execute and deliver to the Secured Party such financing statements and other documents and shall pay any and all filing fees and costs with respect thereto and shall do all such acts as the Secured Party may at any time or from time reasonably request to establish and maintain perfected security interests in the Collateral.

(c) Taxes and Assessments. The Debtor shall promptly pay, as they become due and payable, any taxes and assessments imposed upon the Collateral.

(d)  Authority  or  Signer  to  Execute  Security  Agreement.   The  undersigned
     representative of the Debtor warrants that he has the authority to enter into and bind the Debtor to the terms of this Agreement.

(e) Key Man Insurance. Within 30 days following the execution of this Agreement, the Debtor shall obtain a renewable term `key-man' insurance policy on the life of William C. Willis, Jr., President and Chief Executive Officer of the Debtor, which policy shall have an original insured value of $5,000,000, and shall be in form and substance acceptable to the Debtor and the Secured Party.

         Section 4. Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter the Secured Party may, at its option, declare the Note immediately due and payable without demand or notice, and the Secured Party may reduce the Note to judgment, and in addition may seek judicial foreclosure of its security interest in the Collateral or, if applicable, assert its secured position with respect to the Collateral in any bankruptcy, receivership, or similar proceeding with respect to the Debtor or the Debtor's assets.

         Section 5. Governing Law. This Agreement shall be interpreted in accordance with Delaware law, including all matters of construction, validity, performance and enforcement, without giving effect to any principles of conflict of laws. This Agreement may not be changed, modified, amended or terminated orally.

     Section 6. Assignment. Except as otherwise provided herein, the Secured Party may not assign or transfer this Agreement and any or all rights or obligations hereunder without prior written consent of the Debtor and the Senior Lender.

         Section 7. Benefit. Except as provided herein, the rights and privileges of the parties under this Agreement shall inure to the benefit of their successors and assigns. All promises, covenants and agreements contained in this Agreement shall be binding upon the personal representatives, heirs, successors and assigns of the parties.

         Section 8. Notices. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

The Company:                          Global Technovations, Inc.
                                      William C. Willis, Jr., President
                                      and Chief Executive Officer
                                      7108 Fairway Drive, Suite 200
                                      Palm Beach Gardens, FL 33418
                                      Facsimile (561) 775-2668

with a copy to:                        Michael D. Harris, Esq.
                                       Michael Harris, P.A.
                                       1645 Palm Beach Lakes Blvd.
                                       Suite 550
                                       West Palm Beach, FL  33401
                                       Facsimile (561) 478-1817

Secured Party:                         George Jeff Mennen
                                       TMF Investments, Inc.
                                       25 Hanover Road, Building B
                                       Florham Park, NJ 07932
                                       Facsimile (973)377-2090

And:                                   Wilmington Trust Company
                                       Rodney Square North
                                       1100 North Market Street
                                       Wilmington, DE 19890-0001
                                       Attention:  Michael DiGregorio, Esquire

or to such other address as either of them, by notice to the other may designate from time to time. Time shall be counted to, or from, as the case may be, the date of delivery.

         Section 9. Severability. If a court of competent jurisdiction makes a final determination that any provision of this Agreement (or any portion thereof) is invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         Section 10. Non-Waiver. The failure of the Secured Party to insist upon strict performance of any provision hereof shall not constitute a waiver of, or estoppel against asserting, the right to require such performance in the future, nor shall it be a waiver or estoppel with respect to later breach of a similar nature or otherwise.

         Section 11. Entire Agreement. The terms and conditions of this Security Agreement set forth the entire understanding and agreement between the parties hereto, and supersede all other communications negotiations and prior oral or written statements regarding the subject matter hereof no change, modification, rescission, discharge, abandonment or waiver of the terms of this Security Agreement shall be binding upon the Secured Party unless made in writing and signed on its behalf by an authorized representatives of the Secured Party.

         Section 12. Miscellaneous. The headings and subheadings herein are for the convenience of the parties only, and shall not affect the construction or interpretation of any of the provisions of this Security Agreement. This Security Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Security Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Security Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their respective duly authorized representatives effective as of the date first written above.

Global Technovations, Inc.


By:
William C. Willis, Jr., President and
Chief Executive Officer

Wilmington Trust Company and George Jeff Mennen, co-trustees, George S. Mennen FBO John Henry Mennen


By: __________________________
George Jeff Mennen, co-Trustee

                                    EXHIBIT A

         Except  for  the  capital   stock  and  assets  of  Onkyo   Acquisition
Corporation or Onkyo America, Inc. including their current and future subsidiaries, the Debtor's Collateral shall include but shall not be limited to the property of Debtor of any kind or description, tangible or intangible, real or personal, of whatever description, whether now existing and/or owned and hereafter arising and/or acquired, wherever located in the United States including, but not limited to, the following:

1. all of Debtor's now existing or hereafter arising or acquired Accounts, accounts receivable, rights to payment and other contract rights, however created, including without limitation any right to payment for goods sold or leased or for services rendered, whether arising out of the sale of Inventory or otherwise and whether or not it has been earned by performance, and any and all notes, drafts, acceptances, chattel paper, General Intangibles and other obligations arising out of or representing any such right ("Accounts Receivable");

2. accounts, including without limitation, all of Debtor's Accounts Receivable, chattel paper, contract rights, letters of credit, instruments and documents ("Accounts"), and all goods whose sale, lease or other disposition by Debtor has given rise to Accounts and have been returned to or repossessed or stopped in transit by Debtor;

3. Inventory, as defined in the Uniform Commercial Code, as adopted in the State of Delaware and shall include, without limitation, all of Debtor's goods held or being processed for sale or lease including all materials, work-in-process, finished goods, supplies and other goods customarily classified as Inventory;

4. goods (other than Inventory), machinery, equipment, vehicles and fixtures (hereinafter individually and collectively referred to as "Equipment");

5. all chooses in action, causes of action and all other intangible property of Debtor of every kind and nature now owned or hereafter acquired by Debtor, including, without limitation, corporate and other business records, deposit accounts, inventions, designs, patents, patent and trademark registrations and applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, deferred tax benefits, tax refund claims, prepaid expenses, computer programs, covenants not to compete, customer lists and mailing lists, contract rights, indemnification rights, causes of action and any letters of credit (collectively "Intangibles");
6. monies, reserves, deposits, deposit accounts and interest or dividends thereon, securities, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Secured Party or its bailee;

7. liens, guarantees and other rights and privileges pertaining to any of the foregoing;


8. all books, records and computer records in any way relating to the foregoing;

9. all other assets of Debtor, or hypothecated to Debtor, whether real, personal, tangible or intangible or mixed, now existing or hereafter acquired, created, built or otherwise coming into being;

10. all accessions, substitutions, renewals, improvements and replace-ments of and additions to the foregoing;

11. all investment property of Debtor, including without limitation, all stock, membership or other equity interests of Debtor in any subsidiary of Debtor or any other entity and any and all dividends, distributions and amounts or additional securities received or receivable or otherwise distributed in respect of or in exchange for the foregoing, whether, as a result of any corporate reorganization, merger, consolidation, stock split, stock dividend, conversion, preemptive right or otherwise involving the issuer of such investment property, or their successors or assigns; and

12. all products and proceeds of the foregoing including, without limitation, proceeds of insurance policies insurance policies insuring the same.